AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 16, 1997
                                                    REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM S-3
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ------------------------

                              THE AES CORPORATION
             (Exact name of registrant as specified in its charter)




                     DELAWARE                       54-1163725
           (State or other jurisdiction          (I.R.S. Employer
               of incorporation or              Identification No.)
                  organization)


                               THE AES CORPORATION
                             1001 NORTH 19TH STREET
                            ARLINGTON, VIRGINIA 22209
                                 (703) 522-1315
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                 BARRY J. SHARP
                             1001 NORTH 19TH STREET
                            ARLINGTON, VIRGINIA 22209
                                 (703) 522-1315
           (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                            ------------------------

                                   Copies to:



                         RICHARD D. TRUESDELL, JR., ESQ.
                              DAVIS POLK & WARDWELL
                              450 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 450-4000

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [x] 333-15487

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

=================================================================================
                                                     PROPOSED
                                                     MAXIMUM
                                                    AGGREGATE
              TITLE OF EACH CLASS                    OFFERING       AMOUNT OF
         OF SECURITIES TO BE REGISTERED              PRICE      REGISTRATION FEE
---------------------------------------------------------------------------------
Common Stock, par value $.01 per share..........   $ 62,111,375     $18,821.63
=================================================================================

                            ------------------------

     This Registration Statement shall become effective upon filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933.

================================================================================

                           INCORPORATION BY REFERENCE

     This Registration Statement on Form S-3 is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Commission File No. 333-15487) filed by The AES Corporation (the "Company") with the Securities and Exchange Commission, as declared effective on December 4, 1996, are incorporated herein by reference.

                                    EXHIBITS

     The following exhibits are filed as part of this Registration Statement:




EXHIBIT
 NUMBER                                          DESCRIPTION
--------      ------------------------------------------------------------------

 5.1  --  Opinion of Davis Polk & Wardwell as to the legality of the securities.
23.1  --  Consent of Deloitte & Touche LLP.
23.2  --  Consent of Deloitte & Touche Tohmatsu.
23.3  --  Consent of Price Waterhouse.
23.4  --  Consent of Davis Polk (included in Exhibit 5.1).
24.1* --  Powers of Attorney.



---------------

* Incorporated by reference to the Company's Registration Statement on Form S-3, as amended (File No. 333-15487).

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington, Commonwealth of Virginia on July 16, 1997.


                                    THE AES CORPORATION


                                    By: /s/ Dennis W. Bakke
                                        -------------------------------
                                        Dennis W. Bakke
                                        President and Chief Executive Officer

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated on July 16, 1997.


          Signature                     Title                         Date
          ---------                     -----                         ----


*                             Chairman of the Board                July 16, 1997
--------------------------
   Roger W. Sant


*                             President, Chief Executive Officer   July 16, 1997
--------------------------    and Director (Principal Executive
    Dennis W. Bakke           Officer)


*                             Director                             July 16, 1997
--------------------------
 Vicki-Ann Assevero


*                             Director                             July 16, 1997
--------------------------
  Dr. Alice F. Emerson


*                             Director                             July 16, 1997
--------------------------
  Robert F. Hemphill, Jr.


*                             Director                             July 16, 1997
--------------------------
     Frank Jungers

*                             Director                             July 16, 1997
--------------------------
  Dr. Henry R. Linden


*                             Director                             July 16, 1997
--------------------------
    Russell E. Train


*                             Director                             July 16, 1997
--------------------------
    Thomas I. Unterberg


*                             Director                             July 16, 1997
--------------------------
  Robert H. Waterman, Jr.


/s/ Barry J. Sharp            Vice President and Chief Financial   July 16, 1997
--------------------------    Officer (Principal Financial and
    Barry J. Sharp            Accounting Officer)



  By:  /s/ Barry J. Sharp
      --------------------------
          Barry J. Sharp
         Attorney-in-Fact

                               INDEX TO EXHIBITS


                                                                                       SEQUENTIALLY
EXHIBIT                                                                                  NUMBERED
NUMBER                                    DESCRIPTION                                      PAGE
------                                    -----------                                  ------------
 5.1  --  Opinion of Davis Polk & Wardwell as to the legality of the securities.
23.1  --  Consent of Deloitte & Touche LLP.
23.2  --  Consent of Deloitte & Touche Tohmatsu.
23.3  --  Consent of Price Waterhouse.
23.4  --  Consent of Davis Polk (included in Exhibit 5.1).
24.1* --  Powers of Attorney.


---------------

* Incorporated by reference to the Company's Registration Statement on Form S-3, as amended (File No. 333-15487).